UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2020

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 23, 2020, Main Street Capital Corporation (“Main Street”) entered into that certain Supplement Agreement (the “Supplement”) to the Third Amended and Restated Credit Agreement, dated June 5, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Main Street, as borrower, Main Street Capital Partners, LLC, Main Street Equity Interests, Inc., Main Street CA Lending, LLC and MS International Holdings, Inc., as guarantors, Truist Bank (“Truist”) (f/k/a Branch Banking and Trust Company), Frost Bank, Royal Bank of Canada, Hancock Whitney Bank, ZB, N.A. dba Amegy Bank, Texas Capital Bank, N.A., Cadence Bank, N.A., Trustmark National Bank, BancorpSouth Bank, Comerica Bank, Raymond James Bank, N.A., BOKF, NA dba Bank of Texas, Woodforest National Bank, City National Bank, First Financial Bank, N.A., Veritex Community Bank, First National Bank of Pennsylvania and Mutual of Omaha Bank, collectively as lenders, and Truist, as administrative agent, to add BancorpSouth Bank as a lender and increase the total commitments under the Credit Agreement from $705.0 million to $740.0 million.

Truist, Royal Bank of Canada, Comerica Bank, Raymond James Bank, N.A. and the other lenders under the Credit Agreement, and their respective affiliates, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.

The above summary is not complete and is qualified in its entirety to the full text of the Credit Agreement as amended by the Supplement and related documents.

Item 8.01	Other Events.

On March 24, 2020, Main Street issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Supplement Agreement dated March 23, 2020

99.1	Press release dated March 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: March 24, 2020	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel